Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Max Buffer ETF – May

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated May 18, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given buffer and Target Outcome Period. On May 15, 2026, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of May 18, 2026. The new Target Outcome Period will end on May 21, 2027. The cap and buffer for the Fund for the Target Outcome Period beginning on May 18, 2026 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)	Buffer (before fees and expenses)	Buffer (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Max Buffer ETF – May (MAYM)	7.00%	6.14%	100.00%	99.13%

Please Keep this Supplement with your Fund Prospectus for Future Reference